UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INTEGRAL ACQUISITION CORPORATION 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED SEPTEMBER 27, 2023

INTEGRAL ACQUISITION CORPORATION 1

667 Madison Avenue

New York, New York 10065

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF INTEGRAL ACQUISITION CORPORATION 1:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “Meeting”) of Integral Acquisition Corporation 1 (“we”, “us”, “our” or the “Company”), to be held at    Eastern time on    , 2023.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting    .

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated    , 2023, and is first being mailed to stockholders of the Company on or about    , 2023.

The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation (as amended, the “Charter”), in either the form set forth in Annex A or Annex B, as applicable, to the accompanying Proxy Statement (the “Second Extension Amendment” and such proposal, the “Second Extension Amendment Proposal”) to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) or (ii) the redemption of 100% of the shares of Class A Common Stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on November 5, 2021 (the “IPO”), from November 3, 2023 to November 5, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Second Extension,” and such later date, the “Second Extended Date”);

2)

a proposal to amend the Charter, in the form set forth in Annex A, to provide for the right of a holder of shares of the Class B Common Stock of the Company, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (the “Founder Share Amendment”, and such proposal, “Founder Share Amendment Proposal” and, together with the Second Extension Amendment Proposal, the “Charter Amendment Proposals,” and such Charter amendments being herein referred to collectively as the “Charter Amendments”);

3)

a proposal to re-elect Lynne Thornton as a Class I director of the Board until the annual meeting of the Company to be held in 2026 or until her successor is elected and qualified (the “Director Election Proposal”); and

4)

a proposal to adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) if holders of the Public Shares have elected to redeem an amount of shares in connection with the Charter Amendment Proposals such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq” and the proposal, the “Adjournment Proposal”).

Each of the Proposals is more fully described in the accompanying Proxy Statement.

The Company’s final IPO prospectus filed with the U.S. Securities and Exchange Commission on November 4, 2021 (File No.: 333-257058) (the “IPO Prospectus”) and the Charter provided that the Company initially had until May 5, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination. On May 3, 2023, the Company’s stockholders approved an amendment to the Charter to extend the deadline by which it must complete a Business Combination from May 5, 2023 to November 3, 2023 (or such earlier date as determined by the Board) (the “First Extension” and such date, the “First Extended Date”). The purpose of the Second Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. While we are currently in discussions regarding various Business Combination opportunities, our Board currently believes that there will not be sufficient time before November 3, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Second Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Charter Amendment Proposals, the holders of our Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account in which proceeds from the IPO and the Private Placement (as defined below) were placed following the closing of the IPO and the Private Placement (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on either of the Charter Amendment Proposals. If the Charter Amendment Proposals are approved by the requisite vote of stockholders and the Charter Amendments are implemented, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendments. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Second Extended Date.

Our sponsor, Integral Sponsor LLC (the “Sponsor”), owns 2,875,000 shares of Class B Common Stock that were issued to the Sponsor prior to our IPO, and 4,950,000 warrants (the “Private Placement Warrants”) that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 2,874,999 shares of Class B Common Stock into 2,874,999 shares of Class A Common Stock (the “Founder Conversion”), and following the Founder Conversion, our Sponsor will continue to own one share of Class B Common Stock. The 2,874,999 shares of Class A Common Stock that will be issued to our Sponsor in connection with the Founder Conversion and the one share of Class B Common Stock that will continue to be owned by our Sponsor are collectively referred to herein as the “Founder Shares”. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

To make the Election, you must demand (which demand must include proper identification of yourself as a beneficial holder and your legal name, phone number and address) that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or    , 2023). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

As of    , 2023, based on funds in the Trust Account of approximately $    as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $    per Public Share (before taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A Common Stock on    , 2023 as reported on the Nasdaq Global Market was $    . The Company cannot assure stockholders that they will be able to sell their shares of the Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Inflation Reduction Act of 2022, a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Second Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

The purpose of the Founder Share Amendment is to provide the holders of the Class B Common Stock with the flexibility to assist the Company in meeting the listing requirements of its Class A Common Stock in connection with the Second Extension and the consummation of the Business Combination. This flexibility may also help the Company in retaining investors.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Second Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Second Extension, and we do not consummate a Business Combination by the First Extended Date, in accordance with our Charter and as extended by the First Extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the General Corporation Law of the State of Delaware (the “DGCL”) law to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by November 3, 2023. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the 2,875,000 Founder Shares or the 4,950,000 Private Place Warrants.

Subject to the foregoing, the affirmative vote of at least 65% of the outstanding shares of Common Stock, including the Class B Common Stock, will be required to approve the Second Extension Amendment Proposal and at least 50% of the outstanding shares of Common Stock, including the Class B Common Stock, will be required to approve the Founder Share Amendment Proposal. Stockholder approval of the Second Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

The election of the nominee in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Board has fixed the close of business on    , 2023 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on a Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE SECOND EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Under the DGCL and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Second Extension Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares. Stockholders will have the opportunity to present questions to the Company’s management at the Meeting, which is being held in part to satisfy the annual meeting requirement of Nasdaq.

, 2023	By Order of the Board of Directors

Enrique Klix Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposals, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposals. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal, if presented. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal, if presented. Failure to vote by proxy, online or at the Meeting will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of an Annual Meeting of Stockholders to be held on    , 2023: This notice of meeting and the accompanying Proxy Statement are available at    .

INTEGRAL ACQUISITION CORPORATION 1

667 Madison Avenue

New York, New York 10065

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Integral Acquisition Corporation 1 (“we”, “us”, “our” or the “Company”), is to be held at    Eastern time on    , 2023. Stockholders will have the opportunity to present questions to the Company’s management (the “Management”) at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”).

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at     .

The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation (as amended, the “Charter”), in either the form set forth in Annex A or Annex B, as applicable, to the accompanying Proxy Statement (the “Second Extension Amendment” and such proposal, the “Second Extension Amendment Proposal”) to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) or (ii) the redemption of 100% of the shares of Class A Common Stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on November 5, 2021 (the “IPO”), from November 3, 2023 to November 5, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Second Extension,” and such later date, the “Second Extended Date”);

2)

a proposal to amend the Charter, in the form set forth in Annex A, to provide for the right of a holder of shares of the Class B Common Stock of the Company, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (the “Founder Share Amendment”, and such proposal, “Founder Share Amendment Proposal” and, together with the Second Extension Amendment Proposal, the “Charter Amendment Proposals,” and such Charter amendments being herein referred to collectively as the “Charter Amendments”);

3)

a proposal to re-elect Lynne Thornton as a Class I director of the Board until the annual meeting of the Company to be held in 2026 or until her successor is elected and qualified (the “Director Election Proposal”); and

4)

a proposal to adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) if holders of the Public Shares have elected to redeem an amount of shares in connection with the Charter Amendment Proposals such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq” and the proposal, the “Adjournment Proposal”).

The Company’s final IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 4, 2021 (File No.: 333-257058) (the “IPO Prospectus”) and the Charter provided that the Company initially had until May 5, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination. On May 3, 2023, the Company’s stockholders approved an amendment to the Charter to extend the deadline by which it must complete a Business Combination from May 5, 2023 to November 3, 2023 (or such earlier date as determined by the Board) (the “First Extension” and such date, the “First Extended Date”). The purpose of the Second Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. While we are currently in discussions regarding various Business Combination opportunities, our Board currently believes that there will not be sufficient time before the First Extended Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Second Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Charter Amendment Proposals, the holders of our Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account in which proceeds from the IPO and the Private Placement (as defined below) were placed following the closing of the IPO and the Private Placement (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Charter Amendment Proposals. If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendments. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Second Extended Date.

Our sponsor, Integral Sponsor LLC (the “Sponsor”), owns 2,875,000 shares of Class B Common Stock that were issued to the Sponsor prior to our IPO, and 4,950,000 warrants (the “Private Placement Warrants”) that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 2,874,999 shares of Class B Common Stock into 2,874,999 shares of Class A Common Stock (the “Founder Conversion”), and following the Founder Conversion, our Sponsor will continue to own one share of Class B Common Stock. The 2,874,999 shares of Class A Common Stock that will be issued to our Sponsor in connection with the Founder Conversion and the one share of Class B Common Stock that will continue to be owned by our Sponsor are collectively referred to herein as the “Founder Shares”. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

To make the Election, you must demand (which demand must include proper identification of yourself as a beneficial holder and your legal name, phone number and address) that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or    , 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be

significantly less than the approximately $    that was in the Trust Account as of   , 2023. In such event, the Company may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

The purpose of the Founder Share Amendment is to provide the holders of the Class B Common Stock with the flexibility to assist us in meeting the listing requirements of our Class A Common Stock in connection with the Second Extension and the consummation of the Business Combination. This flexibility may also help us in retaining investors.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies if necessary, if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for the approval of the other Proposals or (ii) if holders of Public Shares have elected to redeem an amount of shares in connection with the Charter Amendment Proposals such that we would not adhere to the continued listing requirements of Nasdaq.

If the Second Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the First Extended Date, in accordance with our Charter and as extended by the First Extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by November 3, 2023 (the “Combination Period”). In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the 2,875,000 Founder Shares or the Private Placement Warrants. As a consequence, a liquidation distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in the value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes, except as to any (x) any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in our Trust Account and (y) claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the  , 2023, based on funds in the Trust Account of approximately $    as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $    per Public Share (before taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Second Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

The Founder Share Amendment Proposal is conditioned on the approval of the Second Extension Amendment Proposal; however, the Second Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal. Thus, if the Charter Amendment Proposals are approved and the Charter Amendments are implemented, or in the unlikely event that the Founder Share Amendment Proposal is not approved but the Second Extension Amendment Proposal is approved and the Second Extension Amendment is implemented, the Company, pursuant to the terms of the investment management trust agreement, dated November 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Second Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Second Extended Date, if the Second Extension Amendment Proposal is approved and the Second Extension Amendment is implemented.

Our Board has fixed the close of business on September 28, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 3,029,941 shares of our Class A Common Stock and 2,875,000 shares of Class B Common Stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals. The Sponsor owns all of the outstanding Founder Shares as well as all of the 4,950,000 Private Placement Warrants.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board, the Management, the Sponsor and management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Second Extension Amendment is approved and the Second Extension is implemented, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated     , 2023 and is first being mailed to stockholders on or about     , 2023.

, 2023	By Order of the Board of Directors

Enrique Klix Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held at    Eastern time on    , 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about    , 2023.

We are a blank check company incorporated on February 16, 2021 as a Delaware corporation for the purpose of effecting a Business Combination. On November 5, 2021, we consummated our IPO, as well as the Private Placement, from which we derived gross proceeds of approximately $119,950,000 in the aggregate. Following the closing of the IPO, an amount of $116,725,000 from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Warrants was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before the end of the Combination Period. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Second Extended Date in order to allow us more time to complete a Business Combination.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2022.

In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2022, so that at the Meeting, stockholders may discuss and ask questions of the Company with respect to such financial statements.

The Proposals

What is being voted on?

You are being asked to vote on four Proposals:

•

Second Extension Amendment Proposal. A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination and redeem 100% of the Public Shares sold in the IPO from November 3, 2023 to November 5, 2024, or such earlier date as determined by the Board;

•

Founder Share Amendment Proposal. A proposal to amend our Charter to provide for the right of a holder of Class B Common Stock to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination;

•

Director Election Proposal. A proposal to re-elect Lynne Thornton as a Class I director of the Board until the annual meeting of the Company to be held in 2026 or until her successor is elected and qualified;

•

Adjournment Proposal. A proposal to adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the

Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) if holders of Public Shares sold have elected to redeem an amount of shares in connection with the Charter Amendment Proposals such that the Company would not adhere to the continued listing requirements of Nasdaq.

Why is the Company proposing the Second Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before November 3, 2023, the end of the Combination Period as extended by the First Extension. As explained below, we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Second Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. There is no assurance that we will be able to consummate a Business Combination, given the actions that must occur prior to closing of a Business Combination.

We believe that given our expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider a Business Combination. Accordingly, the Board is proposing the Second Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must consummate a Business Combination and redeem 100% of the Public Shares sold in the IPO from November 3, 2023 to November 5, 2024 or such earlier date as determined by the Board.

You are not being asked to vote on a Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a stockholder meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date.

Why is the Company proposing the Founder Share Amendment Proposal?

The Company is proposing the Founder Share Amendment Proposal to provide the holders of the Class B Common Stock with the flexibility to assist the Company in meeting the listing requirements of its Class A Common Stock in connection with the Second Extension and the consummation of the Business Combination. This flexibility may also help the Company in retaining investors.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting (i) to give the Company more time to seek approval of the Charter Amendment Proposals and the Director Election Proposal, if necessary, or (ii) if due to redemptions in connection with the Charter Amendment Proposals, the Company would not adhere to the continued listing requirements of Nasdaq, to allow holders of Public Shares time to reverse their redemption requests in connection with the Second Extension Amendment Proposal. If the Adjournment Proposal is not approved, the Board may not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies or encouraging holders of Public Shares to reverse their redemption requests. In such event, the Second Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Second Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate a Business Combination. Accordingly, the Board is proposing the Second Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must consummate a Business Combination and redeem 100% of the Public Shares sold in the IPO from November 3, 2023 to November 5, 2024, or such earlier date as determined by the Board. The Second Extension would give the Company the opportunity to complete a Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before November 3 2023, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Second Extension Amendment Proposal.

Why should I vote “FOR” the Founder Share Amendment Proposal?

The Company is proposing the Founder Share Amendment Proposal to provide the holders of the Class B Common Stock with the flexibility to assist the Company in meeting the listing requirements of its Class A Common Stock in connection with the Second Extension and the consummation of the Business Combination. This flexibility may also help the Company in retaining investors.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 2,874,999 shares of Class B Common Stock into 2,874,999 shares of Class A Common Stock in the Founder Conversion, and following the Founder Conversion, our Sponsor will continue to own one share of Class B Common Stock. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

If the Founder Share Amendment Proposal is not approved, the Company believes it may reduce its flexibility to maintain a listing of the Class A Common Stock.

Our Board recommends that you vote in favor of the Founder Share Amendment Proposal.

Why should I vote “FOR” the Director Election Proposal?

Ms. Lynne Thornton has served on our Board since November 2021. Our Board believes that stability and continuity in our Board is important as we continue to search for and complete the Business Combination.

Our Board recommends that you vote in favor of the nominee set forth in the Director Election Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders or, in connection therewith, too many Public Shares are submitted for redemption, our Board may not be able to adjourn the Meeting to a later date, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals or the Director Election Proposal or (ii) if holders of the Public Shares have elected to redeem an amount of shares in connection with the Charter Amendment Proposals such that the Company would not adhere to the continued listing requirements of Nasdaq.

Are the Proposals conditioned on one another?

Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension Amendment. Approval of the Second Extension Amendment Proposal is also a condition to the approval and implementation of the Founder Share Amendment Proposal.

What vote is required to adopt the Proposals?

•

Second Extension Amendment Proposal. The approval of the Second Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of Common Stock on the Record Date.

•

Founder Share Amendment Proposal. The approval of the Founder Share Amendment Proposal will require the affirmative vote of holders of at least 50% of our outstanding shares of Common Stock, including the Class B Common Stock, on the Record Date.

•

Director Election Proposal. The election of the nominee in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

•

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Sponsor and officers, following redemptions by our Public Stockholders in connection with the First Extension, own approximately 48.7% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Second Extension Amendment Proposal and the other Proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Second Extension Amendment Proposal would require the affirmative vote of an additional 963,212 Public Shares to be approved at the Meeting.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want either of the Charter Amendment Proposals to be approved, you may abstain, not vote, or vote “AGAINST” such proposal or proposals. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on either of the Charter Amendment Proposals, so long as you make the Election. If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, or in the unlikely event the Second Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the director nominee to be elected, you must withhold or vote against such nominee. Abstentions and broker non-votes (as described below) will have no effect on the Director Election Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Second Extension Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Currently, the Sponsor owns approximately 48.7% of our issued and outstanding shares of Common Stock, consisting of 2,875,000 Founder Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendments.

In addition, the Sponsor and/or the Company may enter into arrangements with a limited number of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Second Extension Amendment Proposal. The Sponsor and/or the Company may provide such stockholders either securities of the Company or membership interests in the Sponsor pursuant to such arrangements.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Second Extension Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Second Extension Amendment Proposal, the Founder Share Amendment Proposal, director nominee in the Director Election Proposal and the Adjournment Proposal, if presented.

What interests do the Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of: (i) 2,875,000 Founder Shares (purchased for a nominal price); (ii) 4,950,000 Private Placement Warrants (purchased for $4,950,000), which would expire worthless if a Business Combination is not consummated; (iii) a promissory note in the principal amount of up to $630,000 issued for loans being made by the Sponsor as additional contributions to the Trust Account in connection with the First Extension (the “First Extension Note”), of which $355,000 was outstanding as of September 26, 2023; and (iii) a promissory note in the principal amount of up to $1,500,000 issued in connection with working capital loans made by the Sponsor (the “Working Capital Note”), of which $165,000 was outstanding as of September 26, 2023. See the section below entitled “Proposal One – The Second Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Charter Amendment Proposals

When would the Board abandon the Charter Amendment Proposals?

Our Board will abandon the Second Extension Amendment if our stockholders do not approve the Second Extension Amendment Proposal.

The Founder Share Amendment Proposal is conditioned on the approval of the Second Extension Amendment Proposal; however, the Second Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal.

In addition, notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

What happens if the Second Extension Amendment Proposal is not approved?

Our Board will abandon the Charter Amendments if our stockholders do not approve the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Second Extension, and we do not consummate a Business Combination within the Combination Period, in accordance with our Charter and as extended by the First Extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.

If the Charter Amendment Proposals are approved, what happens next?

We are seeking the Second Extension Amendment to provide us additional time to compete the Business Combination. Our seeking to complete the Business Combination will involve:

•	negotiating and executing a definitive agreement and related agreements;

•	completing proxy materials;

•	establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•	holding a special meeting to consider the Business Combination.

We are seeking approval of the Second Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to November 3, 2023, the end of the Combination Period. If the Second Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 2,874,999 shares of Class B Common Stock into 2,874,999 shares of Class A Common Stock in the Founder Conversion, and following the Founder Conversion, our Sponsor will continue to own one share of Class B Common Stock. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

Upon approval of the Charter Amendment Proposals, we will file the Charter Amendments with the Secretary of State of the State of Delaware (the “DE Secretary of State”) in the form set forth in Annex A hereto. Alternatively, in the unlikely event that the Second Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, upon approval of the Second Extension Amendment Proposal, we will file the Second Extension Amendment with the DE Secretary of State in the form set forth in Annex B hereto with only the changes to effectuate the Second Extension but not the Founder Share Amendment. In either case, we will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our units, Public Shares and warrants included as part of the Units sold in the IPO (the “Public Warrants”) will remain publicly traded.

If the (i) Charter Amendment Proposals are approved, and the Charter Amendments are implemented or (ii) Second Extension Amendment Proposal is approved and the Second Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

What happens to our warrants if the Second Extension Amendment Proposal is not approved?

If the Second Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Second Extension, and we do not consummate a Business Combination by the First Extended Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to our warrants if the Second Extension Amendment Proposal is approved and the Second Extension Amendment is implemented?

If the Second Extension Amendment Proposal is approved and the Second Extension Amendment is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Second Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

What happens if the Founder Share Amendment Proposal is not approved?

Our Board will abandon the Founder Share Amendment if our stockholders do not approve the Founder Share Amendment Proposal. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A Common Stock.

Would I still be able to exercise my redemption rights if I vote “AGAINST” either the Second Extension Amendment Proposal or the Founder Share Amendment Proposal?

Yes, assuming you are a stockholder as of the Record Date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Second Extension Amendment Proposal receives the requisite stockholder approvals and the Second Extension Amendment is implemented. If you do not redeem your Public Shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the Charter.

Would I still be able to exercise my redemption rights in connection with the Business Combination if I vote “AGAINST” any of the Proposals?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you vote against any of the Proposals at the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A Common Stock?

If the Second Extension Amendment is implemented, each of our Public Stockholders that made a timely Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. If you choose not to make an Election in connection with the Charter Amendment Proposals, you will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Second Extended Date, subject to any limitations set forth in the Charter.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on    , 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing (identifying yourself as a beneficial holder and providing your legal name, phone number and address) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address,    , along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the meeting by dialing:    (toll-free) within the U.S. and Canada, or    (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number    #. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Executive Officer or Chief Financial Officer at info@integralacquisition.com, so that it is received by our Chief Executive Officer or Chief Financial Officer prior to the Meeting, or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to either our Chief Executive Officer or Chief Financial Officer, which must be received by either our Chief Executive Officer or Chief Financial Officer prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•

Second Extension Amendment Proposal. The Second Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our Common Stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Second Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•

Founder Share Amendment Proposal. The Founder Share Amendment Proposal must be approved by the affirmative vote of more than 50% of the outstanding shares of our Common Stock, including the Founder Shares, as of the Record Date. Accordingly, a stockholder’s failure to vote by proxy or online at the Meeting or an abstention with respect to the Founder Share Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•

Director Election Proposal. The director nominee must receive the affirmative vote of a plurality of the issued and outstanding shares of Common Stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Any shares not voted “FOR” the director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal.

•

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Second Extension Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. The presence in person (including virtually) or represented by proxy of a majority of the voting power of our Common Stock issued and outstanding on the Record Date and entitled to vote at the Meeting constitutes a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 2,959,471 shares of our Common Stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our Common Stock at the close of business on the Record Date, September 28, 2023, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 3,029,941 shares of our Class A Common Stock and 2,875,000 shares of Class B Common Stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Enrique Klix, our Chief Executive Officer, and Oliver Matlock, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Enrique Klix or Mr. Oliver Matlock to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Second Extension Amendment Proposal, Founder Share Amendment Proposal, Director Election Proposal and Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•	Online. If you are a stockholder of record, you may vote online at the Meeting or by submitting a proxy for the Meeting.

•	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•

By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•

By telephone or online. You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Common Stock will be voted “FOR” the Proposals.

How many votes do I have?

Each share of our Class A Common Stock and Class B Common Stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Common Stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Second Extension Amendment is approved and the Second Extension is implemented, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at:

Integral Acquisition Corporation 1

667 Madison Avenue

New York, New York 10065

Email: info@integralacquisition.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to enter into a definitive agreement and related agreements with respect to a Business Combination;

•	our ability to complete a Business Combination;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account;

•	the competitive environment in which our successor will operate following a Business Combination; and

•	proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in this Proxy Statement and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Reports on Form 10-K for the years ended December 31, 2021 and December 31, 2022, as filed with the SEC on April 1, 2022 and March 31, 2023, respectively, (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, September 30, 2022 and March 31, 2023, as filed with the SEC on May 16, 2022, August 15, 2022, November 14, 2022 and May 15, 2023, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

There are no assurances that the Second Extension will enable us to complete a Business Combination.

Approving the Second Extension involves a number of risks. Even if the Second Extension Amendment Proposal is approved and implemented, the Company can provide no assurances that a Business Combination will be consummated prior to the Second Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Second Extension Amendment Proposal is approved and the Second Extension Amendment is implemented, the Company expects to seek stockholder approval of a Business Combination. We are required to offer stockholders the opportunity to redeem their Public Shares in connection with the Charter Amendments, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Charter Amendments or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendments and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The Excise Tax may be imposed on us in connection with our redemptions of shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the IR Act, commencing in 2023, the Excise Tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in connection with the Second Extension Amendment Proposal may subject us to the Excise Tax, unless one of the two exceptions above apply. Such redemptions would only occur if the Second Extension Amendment Proposal is approved by our stockholders and the Second Extension is implemented by the Board.

As described in the section below entitled “Proposal One—The Second Extension Amendment Proposal — Redemption Rights”, if the Combination Period is extended, our Public Stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase may be subject to the Excise Tax. The extent to which we would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year subsequent to the year in which a Redemption Event occurs and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remain to be determined; however, in the event we are required to pay the Excise Tax, we will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account to pay for any Excise Tax that may be due. Any Excise Tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items until the earlier of the consummation of our initial Business Combination or the liquidation of the Company. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement for our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in an interest-bearing demand deposit account, which could further reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Our Sponsor is a U.S. entity, and the managing member of our Sponsor is a U.S. person. Our Sponsor is not controlled by and does not have substantial ties with a non-U.S. person.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $10.15 per Public Share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated on February 16, 2021 as a Delaware corporation and formed for the purpose of effecting a Business Combination. On November 5, 2021, we consummated our IPO, as well as the Private Placement, from which we derived gross proceeds of approximately $119,950,000 in the aggregate. Following the closing of the IPO, an amount of $116,725,000 from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Warrants was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before the end of the Combination Period. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Second Extended Date in order to allow us more time to complete a Business Combination.

The Meeting is being held, in part, to allow us additional time to complete a Business Combination.

In connection with the approval of the First Extension, Public Stockholders holding 8,470,059 Public Shares properly exercised their right to redeem such shares, and following such redemption, there are currently 3,029,941 shares of our Class A Common Stock and 2,875,000 shares of Class B Common Stock issued and outstanding. In addition, we issued (i) Public Warrants to purchase 5,750,000 shares of Class A Common Stock as part of our IPO and (ii) Private Placement Warrants to purchase 4,950,000 shares of Class A Common Stock as part of the Private Placement. Each whole warrant entitles its holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of   , 2023, approximately $     from our IPO and the Private Placement is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

In order to finance transaction costs and other working capital needs of the Company, the Sponsor has committed, in the form of the Working Capital Note, up to $1,500,000 to be provided to us to fund our expenses relating to investigating and selecting a target business and other working capital requirements prior to our initial Business Combination. As of September 26, 2023, we had borrowed $165,000 and had $1,335,000 available to us under the Working Capital Note.

You are not being asked to vote on a Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at    Eastern time on     , 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at    . The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our Common Stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock:

•

Record Holders. If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to    , enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•

Beneficial Holders. Beneficial stockholders who own shares of the Company in “street name” who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by    , 2023 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding Common Stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 2,952,471 shares of our Common Stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our Class A Common Stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our Common Stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Charter Amendment Proposals

Approval of the Second Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our Common Stock outstanding on the Record Date, including the Class B Common Stock, and the

Founder Share Amendment Proposal will require the affirmative vote of more than 50% of the outstanding shares of our Common Stock, including the Class B Common Stock, as of the Record Date. If you do not vote or you abstain from voting on the Charter Amendment Proposals, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Director Election Proposal

The election of the nominee in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” the director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal. If you do not want a director nominee elected, you must vote “AGAINST” the director nominee.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 3,029,941 shares of Class A Common Stock and 2,875,000 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

Our Sponsor and officers, following redemptions by our Public Stockholders in connection with the First Extension, own approximately 48.7% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Second Extension Amendment Proposal and the other Proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Second Extension Amendment Proposal would require the affirmative vote of an additional 963,212 Public Shares to be approved at the Meeting.

Redemption Rights

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, Public Stockholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of      , 2023, based on funds in the Trust Account of approximately $                as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $                per Public Share (before taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes), and such holder will no longer own those Public Shares so redeemed. If you do not elect to redeem your Public Shares in connection with the Charter Amendments, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a

Business Combination, by the Second Extended Date. See the section below entitled “Proposal One – The Second Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our Common Stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals.

PROPOSAL ONE – THE SECOND EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Charter to extend the Combination Period from the First Extended Date to the Second Extended Date so as to provide us with additional time to complete a Business Combination.

The Second Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete a Business Combination. A copy of the proposed amendment to the Charter, which shall be used in the event both Charter Amendment Proposals are approved, is attached to this Proxy Statement in Annex A. A copy of the proposed amendment to the Charter, which shall be used in the unlikely event the Second Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, is attached to this Proxy Statement in Annex B.

Reasons for the Second Extension Amendment Proposal

The Charter provides that we have until the First Extended Date to complete an initial Business Combination. The purpose of the Second Extension Amendment is to allow us more time to complete an initial Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including Class B Common Stock, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all Public Stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond the First Extended Date to the Second Extended Date. We intend to hold another stockholder meeting prior to the Second Extended Date in order to seek stockholder approval of a Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Second Extension Amendment Proposal is Not Approved

Stockholder approval of the Second Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Second Extension, and we do not consummate a Business Combination by the Frist Extended Date, in accordance with our Charter and as extended by the First Extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.

If the Second Extension Amendment Proposal is Approved

If the Charter Amendments are approved, the Company will file the Charter Amendments with the DE Secretary of State in the form set forth in Annex A hereto. Alternatively, in the unlikely event that the Second Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, upon approval of the Second Extension Amendment Proposal, we will file the Second Extension Amendment with the DE Secretary of State in the form set forth in Annex B hereto. In either case, filing the Second Extension Amendment will extend the time the Company has to complete a Business Combination until the Second Extended Date and the Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Second Extended Date.

Notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension at any time without any further action by our stockholders.

You are not being asked to vote on a Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date.

If the (i) Charter Amendment Proposals are approved, and the Charter Amendments are implemented or (ii) Second Extension Amendment Proposal is approved and the Second Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Second Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $                that was in the Trust Account as of      , 2023.

Redemption Rights

If the Second Extension Amendment Proposal is approved, and the Second Extension Amendment is implemented, each Public Stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the     , 2023, based on funds in the Trust Account of approximately $                as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $                per share (before taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Charter Amendments will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Second Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS

BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON                , 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on                , 2023 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using the DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on                , 2023 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Second Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting Continental, the Company’s transfer agent, or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and Continental, the Company’s transfer agent, will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on                 , 2023 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a Public Stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Second Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Second Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of                , 2023, based on funds in the Trust Account of approximately $                as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $                 per Public Share (before taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes). The closing price of the Class A Common Stock on                , 2023 as reported on the Nasdaq Global Market was $                .

If you exercise your redemption rights, you will be exchanging your shares of the Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on                , 2023 (two business days before the Meeting). The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension.

In addition, the Sponsor and/or Company may enter into arrangements with a limited number of stockholders, pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Second Extension Amendment Proposal. The Sponsor and/or Company may provide such stockholders either securities of the Company or membership interests in the Sponsor pursuant to such arrangements.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the outstanding shares of Common Stock, including the Founder Shares, is required to approve the Second Extension Amendment Proposal. If the Second Extension Amendment Proposal is not approved, the Second Extension Amendment will not be implemented and, if a Business Combination has not been consummated by the end of the Combination Period, the Company will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law.

Stockholder approval of the Second Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Second Extension Amendment Proposal. Notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Second Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately 48.6% of the Company’s issued and outstanding shares of Common Stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendments.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have the same effect as voting “AGAINST” the Second Extension Amendment Proposal.

Interests of the Sponsor, and our Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that the Sponsor holds 2,875,000 Founder Shares and 4,950,000 Private Placement Warrants, all of which would expire worthless if a Business Combination is not consummated;

•

the fact that, unless the Company consummates a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of December 31, 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•

the fact that the Sponsor holds (i) the First Extension Note in the principal amount of up to $630,000 issued for loans being made by the Sponsor as additional contributions to the Trust Account in connection with the First Extension, of which $355,000 was outstanding as of September 26, 2023; and (ii) the Working Capital Note in the principal amount of up to $1,500,000 issued in connection with working capital loans made by the Sponsor, of which $165,000 was outstanding as of September 26, 2023;

•	the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of a Business Combination;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the fact that the Company has agreed, through the earlier of the Company’s consummation of a Business Combination or its liquidation, to pay the Sponsor a monthly fee of $20,000 for office space, utilities, and secretarial and administrative support, of which $220,000 of administrative service fees have been paid during the fiscal year ended December 31, 2022; and

•

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

The Board’s Reasons for the Second Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Second Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Second Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until the First Extended Date to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before the end of the Combination Period, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included, in part, to protect the stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond the First Extended Date to the Second Extended Date.

The Company is not asking you to vote on a Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on a Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event a Business Combination is approved and completed or the Company has not consummated another Business Combination by the Second Extended Date.

After careful consideration of all relevant factors, the Board determined that the Second Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Second Extension Amendment Proposal.

PROPOSAL TWO — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to allow the Company to provide for the right of a holder of Class B Common Stock to convert such shares into shares of Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of a Business Combination at the election of the holder.

Upon conversion of the Class B Common Stock to Class A Common Stock, such Class A Common Stock so converted shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement, dated November 2, 2021, entered into by and among the Company, each of its officers and directors and the Sponsor in connection with the IPO. Additionally, the Class A Common Stock converted from the Class B Common Stock will be subject to the same restrictions as the Class B Common Stock before the conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in our IPO Prospectus. The shares of Class A Common Stock converted from Class B Common Stock will also be entitled to registration rights. A copy of the proposed amendment to the Charter, which shall be used in the event both Charter Amendment Proposals are approved, is attached to this Proxy Statement in Annex A.

Reasons for the Founder Share Amendment Proposal

The Charter currently provides that the Class B Common Stock will automatically convert into Class A Common Stock on a one-for-one basis, subject to certain adjustments as set forth in the Charter, upon the consummation of a Business Combination. The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Common Stock with the flexibility to assist the Company in retaining investors and meet the listing requirements of its Class A Common Stock in connection with the Second Extension and the consummation of the Business Combination by converting the Class B Common Stock into shares of Class A Common Stock, thereby increasing the number of shares of Class A Common Stock outstanding.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of the Class B Common Stock will not be able to convert such shares into Class A Common Stock prior to the completion of a Business Combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A Common Stock.

In the unlikely event that the Second Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, upon approval of the Second Extension Amendment Proposal, we will file the Second Extension Amendment with the DE Secretary of State in the form set forth in Annex B hereto. The filing of the Second Extension Amendment will extend the time the Company has to complete a Business Combination until the Second Extended Date and the Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Second Extended Date.

If the Founder Share Amendment Proposal Is Approved

The Founder Share Amendment Proposal is conditioned on the approval of the Second Extension Amendment Proposal; however, the Second Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal. If both Charter Amendment Proposals are approved, we will file the Charter Amendments with the DE Secretary of State in the form set forth in Annex A hereto. The Company will remain a reporting company under the Exchange Act, and expects that its units, Public Shares and Public Warrants will remain publicly traded.

Additionally, if the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 2,874,999 shares of Class B Common Stock into 2,874,999 shares of Class A Common Stock in the Founder Conversion, and following the Founder Conversion, our Sponsor will continue to own one Class B Common Stock. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

However, notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

Redemption Rights

For more information on your redemption rights and how to exercise those rights if the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, see the section above entitled “Proposal One — The Second Extension Amendment Proposal — Redemption Rights”.

Vote Required for Approval

The approval of the Founder Share Amendment Proposal will require the affirmative vote of holders of more than 50% of our outstanding shares of Common Stock, including shares of Class B Common Stock, on the Record Date. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have the same effect as voting “AGAINST” the Founder Share Amendment Proposal.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any shares of Common Stock owned by them in favor of the Founder Share Amendment Proposal.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

Our Board unanimously recommends a vote “FOR” the Founder Share Amendment Proposal.

PROPOSAL THREE – THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the Class I director, Lynne Thornton, will expire at this Meeting. The term of office of the Class II directors, James Cotton and Stuart Hutton, will expire at the annual meeting of stockholders to be held in 2024. The term of office of the Class III directors, Enrique Klix and Niraj Javeri, will expire at the annual meeting of stockholders to be held in 2025.

At the Meeting, one Class I director will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Lynne Thornton for election as a Class I director. The biography of Lynne Thornton is set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of the foregoing director nominee requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of the director nominee.

PROPOSAL FOUR – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Class B Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) if holders of Public Shares have elected to redeem an amount of shares in connection with the Charter Amendment Proposals such that the Company would not adhere to the continued listing requirements of Nasdaq. In no event will our Board adjourn the Meeting beyond the First Extended Date.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that, based on the tabulated votes, there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposals. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A Common Stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A Common Stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Common Stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the

U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Common Stock based upon the then fair market values of the Class A Common Stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Common Stock or the U.S. Holder’s initial basis for Class A Common Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders —Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Common Stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Common Stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Common Stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A Common Stock, and, in the case where shares of the Company’s Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A Common Stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Class A Common Stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), generally will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposals.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information About Executive Officers, Directors and Nominees

As of the Record Date, our directors and executive officers are as follows:

Name	Age	Position
Enrique Klix	55	Chief Executive Officer and Director
Oliver Matlock	26	Chief Financial Officer
James Cotton	47	Director
Stuart Hutton	56	Director
Niraj Javeri	42	Director
Lynne Thornton	50	Director

The experience of our directors and executive officers is as follows:

Enrique Klix (Chief Executive Officer and Director)

Mr. Klix has served as our Chief Executive Officer and one of our directors since inception. Mr Klix has significant international experience after being based in Australia, Europe, and Latin America for more than 30 years. Mr. Klix has a track record of successfully leading and advising corporations and governments on turnarounds, mergers and acquisitions, capital market transactions, operational and financial restructuring, and greenfield start-ups with an aggregate value in excess of $30 billion. Between January 2019 and July 2020, Mr. Klix served as Orora Cartons Australia’s General Manager (ASX: ORA). Under his leadership, the business went through a successful operational, commercial, and financial turnaround before being sold to Nippon Paper. Between 2014 and 2016, Mr. Klix served as Senior Vice President at McKinsey & Co.’s recovery and transformation division in Australia and New Zealand. Mr. Klix also served as Chief Financial Officer and Deputy Chief Executive Officer of McColl’s Transport between 2009 and 2014. Under his tenure, McColl’s Transport was recognized as the “Turnaround of the Year” in 2012, before being sold to a private equity consortium led by Kohlberg Kravis Roberts & Co. Mr. Klix was an investor in TrademarkVision, an Australian company that utilized image recognition and artificial intelligence technology for trademark searches and protection. In 2018 TrademarkVision was acquired by Clarivate Analytics (NYSE: CLVT) from the U.S., and Mr. Klix was instrumental in supporting the company through the acquisition. He is an active seed and pre-initial public offering investor in Australia and other geographies, including minority equity stakes in Groundfloor (Last K Ventures Pty. Ltd.) and Miso Robotics. Prior to moving to Australia, Mr. Klix worked for ten years as an investment banker for Salomon Smith Barney (now Citigroup (NYSE: C)) and Dresdner Kleinwort Benson in London focused on servicing telecommunications companies across Europe on mergers and acquisitions, and debt and equity capital markets transactions. Mr. Klix also played lead roles in the initial and secondary public offerings of many energy, telecommunications and beverage companies such as Enel S.p.A. (BIT: ENEL), Energias de Portugal, S.A. (ELI: EDP), and Compañía Cervecerías Unidas, S.A. (NYSE: CCU). Mr. Klix is also a director of Klix II Pty. Ltd. Mr. Klix holds a degree in Economics from the Universidad Católica Argentina and an MBA from the University of Cambridge in England. We believe that Mr. Klix’s vast experience in senior finance, operational, and consulting roles in publicly listed and private companies makes him well qualified to serve on our Board.

Oliver Matlock (Chief Financial Officer)

Mr. Matlock has served as our Chief Financial Officer since September 2023. Mr. Matlock has experience in mergers and acquisitions, capital markets, corporate management and strategy, and financial consulting. Prior to Mr. Matlock’s appointment as our Chief Financial Officer, he served as a consultant to the Company since December 2022. From October 2021 to December 2022, Mr. Matlock was an Associate at Fresh Equities Pty Ltd., a Melbourne-based fintech company providing capital raising and SaaS services to Australian Stock Exchange listed entities, where he was responsible for leading the investment syndication function of the business and managing the bookbuild process across several transactions. Mr. Matlock began his career as an Analyst at Stratford Capital Pty Ltd., a boutique strategic consulting firm, advising clients both domestically and internationally on business strategy, financial planning and analysis, and mergers and acquisitions from April 2019 to September 2021.

James Cotton (Director)

Mr. Cotton has served as one of our directors since November 2021. He is an Australian impact entrepreneur and investor with business interests in the technology, consumer goods, and healthcare sectors. In 2005, Mr. Cotton founded CMO Software in London where he was based for 10 years, which grew to become one of the leading governance, risk, and compliance software companies globally. Mr. Cotton sold CMO in 2013 and then founded Uluwatu Capital, an investment firm focused on purpose-driven technology companies with health and sustainability outcomes. Mr. Cotton is also a director of Monterosa Capital Australia Pty. Ltd., Tech 4 Good Pty. Ltd., and Moovosity Pty. Ltd. Mr. Cotton holds a Bachelor of Law and Science from the University of Melbourne. We believe Mr. Cotton’s broad investing background makes him well qualified to serve on our Board.

Stuart Hutton (Director)

Mr. Hutton has served as one of our directors since November 2021. Mr. Hutton served as CFO of Foxtel Group (controlled by News Corp; NASDAQ: NWS), Australia’s leading next-generation subscription news, sports, and entertainment company between November 2021 and August 2023. Mr. Hutton also served as CFO of Orora (ASX: ORA) between December 2013 and November 2020. Mr. Hutton played an integral role in Orora’s evolution through the demerger from Amcor, listing on the Australian Stock Exchange, growth in revenue, and improved performance and share price. Mr. Hutton was also instrumental in the sale of Orora’s Australasian Fibre business to Nippon Paper for AU$1.7 billion. Mr. Hutton previously served as CFO of Amcor’s Australasia and Packaging Distribution business (NYSE: AMCR). Mr. Hutton brings more than 30 years of experience in senior finance roles, including five years with Orica (ASX: ORI) as CFO for the Minova Group, Chemical Services Division and Mining Services (North America) and four years as CFO of WorldMark Holdings Pty. Ltd. from 2001 to 2005, and before this, managed a number of acquisitions and divestments in his role as Manager, Acquisitions for Nylex Ltd. A qualified Chartered Accountant in Australia, Mr Hutton spent nine years during the early part of his career with Deloitte in audit and corporate finance roles, which included a two-year secondment to London. Mr. Hutton holds a Bachelor of Business from Swinburne University. We believe Mr. Hutton’s vast experience in senior finance roles of publicly listed companies makes him well qualified to serve on our Board.

Niraj Javeri (Director)

Mr. Javeri has served as one of our directors since November 2021. He is currently the Chief Financial Officer at Lancium Technologies, a digital infrastructure company building large-scale solutions to help decarbonize the electrical grid, and he is based in San Francisco, California. Previously, Mr. Javeri was the Vice President of Strategy at Zymergen (NASDAQ: ZY), a science and material innovation company. Between 2010 and 2019, Mr. Javeri worked for Kohlberg Kravis Roberts & Co. (“KKR”) (NYSE: KKR) in New York, Sydney, and San Francisco as part of the Special Situations team, where he sourced, diligenced, executed, and monitored investments made across a number of funds managed by KKR. During his tenure in Australia with KKR, Mr. Javeri was a board member for a number of companies in Australia and New Zealand. Previously, Mr. Javeri was with One East Partners in London and New York, where he invested across industries in event-driven and value equities, distressed debt, and private deals. Prior to that, he worked at Goldman Sachs & Co in the Principal Investment Area where he worked on private equity investments, and at Deutsche Bank in both the Leveraged Finance and Technology investment banking groups. Mr. Javeri received a B.S. from Cornell University in Electrical and Computer Engineering, and an M.S. from Stanford University in Management Science and Engineering. We believe Mr. Javeri’s experience in sourcing, conducting due diligence, and executing on acquisitions of companies in private equity and investment banking environments makes him well qualified to serve on our Board.

Lynne Thornton (Director)

Ms. Thornton has served as one of our directors since November 2021. She is a co-founder and director at Groundfloor (Last K Ventures Pty. Ltd.), a PropTech business backed by Taronga Ventures. Ms. Thornton is also a consultant for McColl’s Transport, Australia’s largest independent bulk liquid carrier of milk, food, and bulk chemicals. Previously, Ms. Thornton worked in the funds management industry for 15 years initially for Colonial First State in London then co-founded, Aubrey Capital Management, a global equities boutique, based in Edinburgh. Ms. Thornton was a director, member of the Investment Committee, and managed key relationships both with Australian institutional clients and with cornerstone investor, Pacific Current Group (ASX: PAC) before successfully exiting the business in 2017. Ms. Thornton is an active angel investor and was on the board of Scale Investors, an angel investor network, for 5 years and served on the Investment Committee for Artesian’s Female Leaders Fund, an early-stage venture capital fund backed by Hostplus. Originally American, Ms. Thornton is an investor and entrepreneur with experience in both listed and private companies in the US, Europe and Australia. Her professional career has included roles in the consumer sector, PropTech, and funds management industries. Ms. Thornton holds a B.S. in finance from California Polytechnic University and an MBA from the University of Cambridge in England. We believe Ms. Thornton’s background in early-stage investing and listed equities makes her well qualified to serve on our Board.

To the knowledge of Management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Corporate Governance

Number and Terms of Office of Officers and Directors

We currently have five directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Ms. Thornton, will expire at the Meeting. The term of office of the second class of directors, consisting of Mr. Cotton and Mr. Hutton, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Mr. Klix and Mr. Javeri, will expire at the third annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint officers as it deems appropriate pursuant to our Charter. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee (the “Audit Committee”) and a compensation committee (the “Compensation Committee”). Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established the Audit Committee. Stuart Hutton, Niraj Javeri and Lynne Thornton serve as members of our Audit Committee, and Mr. Hutton chairs the Audit Committee. All members of our Audit Committee are independent of and unaffiliated with our Sponsor and our underwriters.

Each member of the Audit Committee is financially literate, and our Board has determined that Mr. Hutton qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

•	meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•	monitoring the independence of the registered public accounting firm;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our registered public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the registered public accounting firm;

•

determining the compensation and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•

monitoring compliance on a quarterly basis with the terms of our initial public offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of our IPO; and

•

reviewing and approving all payments made to our existing stockholders, executive officers or directors and their respective affiliates. Any payments made to members of our Audit Committee will be reviewed and approved by our Board, with the interested director or directors abstaining from such review and approval.

Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Marcum the overall scope and plans of their audit. We met with Marcum, with and without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

*

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

With regard to the fiscal year ended December 31, 2022, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of December 31, 2022, and for the year then ended; (ii) discussed with Marcum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee regarding independence; and (iv) discussed with Marcum their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Stuart Hutton (Chair)

Niraj Javeri

Lynne Thornton

Compensation Committee

We have established the Compensation Committee. Stuart Hutton, Niraj Javeri and Lynne Thornton serve as members of our Compensation Committee. Mr. Javeri chairs the Compensation Committee.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other Section 16 executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than those payments and reimbursements described below under “Executive Officer and Director Compensation,” no compensation of any kind, including finders, consulting, or other similar fees, has been or will be paid to any of our existing stockholders, officers, directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Stuart Hutton, Niraj Javeri, and Lynne Thornton. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2022, there were 17 regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting 12 times.

During the fiscal year ended December 31, 2022, there were 4 regularly scheduled or special meetings of the Audit Committee and the Audit Committee did take any actions by unanimous written consent in lieu of a meeting.

During the fiscal year ended December 31, 2022, there were no regularly scheduled or special meetings of the Compensation Committee and the Compensation Committee did not take any actions by unanimous written consent in lieu of a meeting.

We encourage all of our directors to attend our annual meetings of stockholders. The Meeting will be the first annual meeting of stockholders of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended December 31, 2022, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.

Director Independence

Nasdaq rules require that a majority of our Board be independent within one year of our IPO. An “independent director” is defined generally as a person who, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). We currently have three “independent directors” as defined in Nasdaq rules and applicable SEC rules. Our Board has determined that Mr. Hutton, Mr. Javeri, and Ms. Thornton are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

Except as disclosed herein, none of our executive officers or directors have received any cash compensation for services rendered to us. We pay our Sponsor up to $20,000 per month for administrative and other services. In addition, subject to approval by our Audit Committee, we pay members of our Board for advisory or consulting services that are provided to us in connection with our initial Business Combination and our Sponsor, executive officers and directors, or any of their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, executive officers, or directors, or our or their affiliates. Any such payments prior to an initial Business Combination are made from funds held outside the Trust Account. Other than quarterly Audit Committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial Business Combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, has been or will be paid by the Company to our Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial Business Combination.

After the completion of our initial Business Combination, directors or members of the Management who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed Business Combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management team’s motivation in identifying or selecting a target business but we do not believe that the ability of our management team to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Independent Public Accountant

Marcum has audited our financial statements for the fiscal years ended December 31, 2021 and 2022. A representative of Marcum is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2022 and the period from February 16, 2021 (inception) to December 31, 2021 totaled approximately $75,800 and $194,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2022 and the period from February 16, 2021 (inception) to December 31, 2021, we did not pay Marcum any audit-related fees.

Tax Fees

We did not pay Marcum for tax services, planning or advice for the year ended December 31, 2022 or the period from February 16, 2021 (inception) through December 31, 2021.

All Other Fees

We did not pay Marcum for any other services for the year ended December 31, 2022 or the period from February 16, 2021 (inception) to December 31, 2021.

Our Audit Committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On February 16, 2021 our Sponsor subscribed for an aggregate 2,875,000 Founder Shares for a total subscription price of $25,000, or approximately $0.009 per share. The number of Founder Shares outstanding was determined based on the expectation that the total size of our IPO would be a maximum of 11,500,000 units if the underwriters’ over-allotment option was exercised in full, and therefore that such Founder Shares would represent 20% of the outstanding shares after our IPO. Up to 375,000 of the Founder Shares were subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. At the IPO, the underwriters fully exercised their over-allotment option resulting in no Founder Shares being subject to forfeiture.

In connection with the IPO, the anchor investors collectively acquired from the Sponsor in the aggregate 500,000 Founder Shares. The excess of the fair value of the Founder Shares was determined to be an offering cost in accordance with Staff Accounting Bulletin Topic 5A. Accordingly, offering cost associated with the IPO includes $3,386,739 of excess value of the anchor investors. The valuation of $6.78 per founder share (or $3,391,739 in the aggregate) of the anchor investors was reduced by $0.01 per Founder Share (or $5,000 in the aggregate), the price paid for the Founder Shares. The valuation was determined using an internal Monte Carlo simulation model.

Our Sponsor purchased an aggregate of 4,950,000 Private Placement Warrants, at a price of $1.00 per warrant, or $4,950,000 in the aggregate, in the Private Placement. Each Private Placement Warrant entitles the holder to purchase one share of Class A Common Stock at $11.50 per share. The Private Placement Warrants (including the Class A Common Stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial Business Combination.

We currently utilize office space at 667 Madison Avenue, 5th floor, New York, New York 10065 from our Sponsor. We pay up to $20,000 per month for administrative and other services. Upon completion of our initial Business Combination or our liquidation, we will cease paying these monthly fees.

Subject to approval by our Audit Committee, we may pay members of our Board for advisory or consulting services that may be provided to us in connection with our initial Business Combination. In addition, our Sponsor, executive officers, and directors, or any of their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Other than the foregoing, no compensation of any kind, including finder’s and consulting fees, has been or will be paid by the Company to our Sponsor, executive officers, and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial Business Combination. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

On February 16, 2021, our Sponsor agreed to loan the Company up to $300,000 to be used for a portion of the expenses of the IPO. These loans were non-interest bearing, unsecured and were due at the earlier of December 31, 2021 or the closing of the IPO. At the time of the closing of the IPO, the Sponsor was over paid $138,493 on the loan to the Company and this amount was repaid on November 11, 2021.

On May 28, 2021, the Company entered into a letter agreement with J.V.B. Financial Group, one of our anchor investors (“J.V.B.”), pursuant to which the Company engaged Cohen & Company to provide consulting and advisory services in connection with the IPO in return for a transaction fee to be paid to J.V.B. in an amount equal to 10.0% of the aggregate underwriting discount and commissions earned by the underwriters in connection with the IPO to be paid simultaneously with the actual payment of such underwriting discount and commissions to the underwriters upon (i) the closing of the IPO and (ii) the completion of the Company’s initial business combination. J.V.B. was one of the Company’s anchor investors that purchased units in the IPO and became a member of the Company’s Sponsor at the closing of our IPO to hold an indirect interest in a specified number of the Founder Shares held by the Sponsor.

On August 23, 2021, (i) Crescent Park Management, L.P. as the investment advisor to Crescent Park Master Fund, L.P., Crescent Park FOF Partners, L.P. and Crescent Park Global Equity Master Fund, L.P. (and/or their affiliates) (“Cresent Park”), which is one of the Company’s anchor investors, and (ii) Carnegie Park Capital, LLC (and/or its affiliates) (“Carnegie Park”) agreed, as the forward purchasers pursuant to their respective FPAs entered into with the Company, to purchase up to 2,500,000 forward purchase shares in the case of Crescent Park and up to 500,000 forward purchase shares in the case of Carnegie Park at $10.00 per share (as such price per share may be reduced to $9.20 per share or further reduced to below $9.20 per share with respect to all or part of the forward purchase shares) for gross proceeds up to $30,000,000 in the aggregate if all of the forward purchase shares are purchased at $10.00 per share (or up to $27,600,000 in the aggregate if all of the forward purchase shares are purchased at $9.20 per share or up to a lower amount in the aggregate if all of the forward purchase shares are purchased at less than $9.20 per share) in private placements that will occur concurrently with the consummation of the initial Business Combination.

On November 4, 2021, the Company paid J.V.B. $85,000 in cash from funds outside of the Trust Account. Funds due to J.V.B. upon the completion of the Company’s initial Business Combination ($605,000 in the aggregate) will be paid by the underwriters.

On May 8, 2023, we issued the First Extension Note to our Sponsor, pursuant to which our Sponsor agreed to loan to the Company up to $630,000 to be deposited into the Trust Account as additional contributions in connection with the First Extension. This loan is non-interest bearing, unsecured and due at the earlier of the Company’s initial Business Combination and the date of the Company’s liquidation. As of September 26, 2023, $355,000 was outstanding under the First Extension Note.

On July 10, 2023, we issued the Working Capital Note to our Sponsor, pursuant to which our Sponsor agreed to loan to the Company up to $1,500,000 to be used by the Company to fund its working capital requirements. This loan is non-interest bearing, unsecured and due at the earlier of the Company’s initial Business Combination and the date of the Company’s liquidation on or before November 3, 2023, or such later liquidation as may be approved by the Company’s stockholders. As of September 26, 2023, $165,000 was outstanding under the Working Capital Note.

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us additional working capital loans as may be required on a non-interest basis. If we complete an initial Business Combination, we would repay such loaned amounts. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial Business Combination, we do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

Any of the foregoing payments to our Sponsor, repayments of loans from our Sponsor or repayments of working capital loans prior to our initial Business Combination will be made using funds held outside the Trust Account.

After our initial Business Combination, members of our Management who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the Founder Shares and Private Placement Warrants.

Policy for Approval of Related Party Transactions

The Audit Committee has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions”. A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the Audit Committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the Audit Committee believes the relationship underlying the transaction to be in the best interests of the Company and our stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Board’s committees. Management will present to the Audit Committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 5,904,941 shares of our Common Stock issued and outstanding as of the Record Date, consisting of (i) 3,029,941 shares of our Class A Common Stock and (ii) 2,875,000 shares of our Class B Common Stock. On all matters to be voted upon, holders of the shares of Class A Common Stock and shares of Class B Common Stock vote together as a single class, unless otherwise required under applicable law. Currently, all of the shares of Class B Common Stock are convertible into Class A Common Stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the shares of Common Stock underlying the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Integral Sponsor LLC (2)	—	—	2,875,000	100%	48.69%
Enrique Klix (2)	—	—	2,875,000	100%	48.69%
Oliver Matlock	—	—	—	—	—
James Cotton (2)	—	—	—	—	—
Stuart Hutton (2)	—	—	—	—	—
Niraj Javeri (2)	—	—	—	—	—
Lynne Thornton (2)	—	—	—	—	—
All executive officer and directors as a group (6 individuals)	—	—	2,875,000	100%	48.69%
Other 5% Stockholders
Periscope Capital Inc. (3)	987,853	32.60%	—	—	16.73%
LMR Master Fund Limited (4)	200,000	6.60%	—	—	3.39%
Radcliffe Capital Management, L.P. (5)	287,235	9.48%	—	—	4.86%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 667 Madison Avenue, 5th floor, New York, New York 10065.
(2)

Our Sponsor is the record holder of the shares reported herein. Mr. Klix is the Managing Member of our Sponsor and has voting and investment discretion with respect to the Common Stock held of record by our Sponsor. Each of our other directors are non-managing members of our Sponsor. Mr. Klix disclaims beneficial ownership of such shares, other than his pecuniary interest therein and each of Messrs. Cotton, Hutton and Javeri and Ms. Thornton disclaims any beneficial ownership of any shares held by our Sponsor.

(3)

According to a Schedule 13G/A filed on February 13, 2023, Periscope Capital Inc. acquired 987,853 shares of Class A Common Stock. The business address for the reporting person is 333 Bay Street, Suite 1240, Toronto, Ontario M5H 2R2, Canada.

(4)

According to a Schedule 13G/A filed on February 14, 2023, LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG, LMR Partners (DIFC) Limited, Ben Levine and Stefan Renold (collectively, the “LMR Parties”) acquired 900,000 shares of Class A Common Stock. The number of public shares held by the LMR Parties is as of February 14, 2023, which would not reflect any redemption of shares in connection with the First Extension or any other transactions after February 14, 2023. Based upon a review of the books and records of the Company, the Company believes the LMR Parties currently own 200,000 shares of Class A Common Stock. The business address for the reporting persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.

(5)

According to a Schedule 13G filed on May 11, 2023, Radcliffe Capital Management, L.P. acquired 287,235 shares of Class A Common Stock. The business address for the reporting person is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

Changes in Control

None.

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the 2023 fiscal year (the “2023 Annual Meeting”) will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2023 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received at our offices at 667 Madison Avenue, New York, New York 10065 no later than     , 2024.

If the Second Extension Amendment Proposal is not approved, we will not hold the 2023 Annual Meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•	If the shares are registered in your names, you should contact us at (212) 209-6132 or 667 Madison Avenue, New York, New York 10065 to inform us of your request; or

•	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at info@integralacquisition.com.

If you are a stockholder of the Company and would like to request documents, please do so by     , 2023, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INTEGRAL ACQUISITION CORPORATION 1

Pursuant to Section 242 of the

Delaware General Corporation Law

Integral Acquisition Corporation 1 (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)

The name of the Corporation is Integral Acquisition Corporation 1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 16, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on November 3, 2021 (the “Amended and Restated Certificate of Incorporation”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 3, 2023 (the “First Amendment”).

2)	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation, as amended by the First Amendment.

3)

This Second Amendment to Section 4.3(b)(i) of Article IV to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 50% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)

This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5)	The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

“Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically on the closing of the Business Combination.”

6)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 14, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 5, 2024 and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this

A-1

Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, Integral Acquisition Corporation 1 has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this  day of     , 2023.

INTEGRAL ACQUISITION CORPORATION 1

By:
Name:	Enrique Klix
Title:	Chief Executive Officer

A-2

ANNEX B

PROPOSED SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INTEGRAL ACQUISITION CORPORATION 1

Pursuant to Section 242 of the

Delaware General Corporation Law

Integral Acquisition Corporation 1 (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)

The name of the Corporation is Integral Acquisition Corporation 1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 16, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on November 3, 2021 (the “Amended and Restated Certificate of Incorporation”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 3, 2023 (the “First Amendment”).

2)	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation, as amended by the First Amendment.

3)

This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 14, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 5, 2024 and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, Integral Acquisition Corporation 1 has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this  day of      , 2023.

INTEGRAL ACQUISITION CORPORATION 1

By:
Name:	Enrique Klix
Title:	Chief Executive Officer

B-1

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

INTEGRAL ACQUISITION CORPORATION 1

667 Madison Avenue

New York, New York 10065

SPECIAL MEETING OF STOCKHOLDERS

     , 2023

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON     , 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated     , 2023, (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Integral Acquisition Corporation 1 (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at     Eastern time on     , 2023 as a virtual meeting for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Enrique Klix and Oliver Matlock, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the Proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED) CONSTITUTING THE SECOND EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL (COLLECTIVELY, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on     , 2023:

The notice of meeting and the accompanying Proxy Statement are available at   .

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 – Second Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from November 3, 2023 to November 5, 2024 or such earlier date as determined by the Company’s board of directors in its sole discretion.

	☐	☐	☐

Proposal 2 – Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to grant holders of the Company’s Class B common stock the right to convert such shares into the Company’s Class A common stock on a one-for-one basis prior to the closing of a business combination.

	☐	☐	☐

Proposal 3 – Director Election Proposal	FOR	WITHELD

To re-elect Lynne Thornton as a Class I director until the annual meeting of the Company to be held in 2026 or until her successor is elected and qualified.	☐	☐

Proposal 4 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) if holders of Class A Common Stock have elected to redeem an amount of shares in connection with the Second Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

	☐	☐	☐

Date:      , 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, THE NOMINEE IN PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.